UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 30, 2015

IKANOS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-51532	73-1721486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47669 Fremont Boulevard Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
(510) 979-0400
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01	Other Events.

On April 30, 2015, Ikanos Communications, Inc. (the "Company") announced that its first quarter fiscal year 2015 financial results conference call and webcast is scheduled for Monday, May 4, 2015 at 1:30 p.m. Pacific Time.

A copy of the Company's press release announcing the conference call and webcast is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press release issued by Ikanos Communications, Inc. dated April 30, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 30, 2015

IKANOS COMMUNICATIONS, INC.

By:	/s/ ANDREW S. HUGHES
Andrew S. Hughes Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release issued by Ikanos Communications, Inc. dated April 30, 2015.